Exhibit 99.906CERT
Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act
I, Kevin A. McCreadie, President of PNC Alternative Strategies TEDI Fund LLC (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 22, 2011	/s/ Kevin A. McCreadie
Kevin A. McCreadie, President (principal executive officer)
I, John Kernan, Treasurer of PNC Alternative Strategies TEDI Fund LLC (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 22, 2011	/s/ John Kernan
John Kernan, Treasurer (principal financial officer)